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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 27, 1997.


                               ROY F. WESTON, INC.

               (Exact Name of Registrant as Specified in Charter)


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
Pennsylvania                                          0-4643                             23-1501990
(State or Other Jurisdiction                        (Commission                        (IRS Employer
of Incorporation)                                   File Number)                       Identification No.)
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1 Weston Way, West Chester  PA                                 19380-1499

(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code    610-701-3000
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Item 5.  Other Events

         The Registrant hereby incorporates by reference herein the information set forth in its News Release dated May 27, 1997, a copy of which is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  99. Roy F. Weston, Inc., News Release dated May 27, 1997 which announced completing the sale of its Environmental Metrics Division to Recra Environmental, Inc.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROY F. WESTON, INC.



Date:   June 5, 1997                   By:   s/William G. Mecaughey
      --------------------                -------------------------------------
                                          William G. Mecaughey
                                          Acting Executive Vice President and
                                          Chief Financial Officer
                                          Quality Assurance and Finance




                                  EXHIBIT INDEX

EXHIBIT                                SUBMISSION MEDIA
-------                                ----------------

99.      Roy F. Weston, Inc.           Electronic
         News Release dated
         May 27, 1997.